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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 1995, incorporated by reference in Frozen Food Express Industries, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.



                                /s/ Arthur Andersen LLP

Dallas, Texas,
   May 15, 1995